EXHIBIT 10.1
                                                      ------------

                          SECURITY AGREEMENT


     This SECURITY AGREEMENT is made as of July 5, 2002 between
Cadiz Inc., a Delaware corporation ("Pledgee"), and Keith
Brackpool ("Pledgor").

                            RECITALS

     WHEREAS, pursuant to Pledgor's receipt of a loan from the Pledgee that can be borrowed in installments up to a maximum loan outstanding of $1,000,000 (the "Loan"), Pledgor has executed a promissory note for the benefit of Pledgee for such amount (the "Note"). The Note and the obligations thereunder are as set forth in Exhibit A hereto.

     NOW, THEREFORE, it is agreed as follows:

     1. CREATION AND DESCRIPTION OF SECURITY INTEREST. In consideration of the Loan, Pledgor hereby initially pledges 35,348 shares of Unencumbered Stock, 55,789 shares of Restricted Stock and 135,378 shares of Deferred Stock of the Pledgee (each, as defined below, and together, the "Collateral"), which Collateral shall be increased by a number of shares of Unencumbered Stock so that the aggregate fair market value of the pledged Collateral (valuing each pledged share or unit at the quoted closing price of the Pledgee's shares of common stock on the Nasdaq National Stock Market for any given trading day) is equal to or greater than 133% of the outstanding principal and the then-accrued interest due on the Note. If the fair market value of the pledged shares goes below 133% of the outstanding principal and interest due on the Note, the Pledgor shall have 30 calendar days to cure the Collateral minimum amount.

     The Pledgor shall deliver the initially pledged Collateral to the Pledgee on or prior to the execution of this Agreement, with additional required Collateral to be delivered on or prior to the 30th calendar day of triggering the 133% threshhold stated above, as security for the repayment of the Note, and any extensions or renewals thereof.

     For purposes of this Security Agreement, "Unencumbered Stock" shall mean shares of common stock of Pledgee held by Pledgor without restriction or encumbrance, "Restricted Stock" shall mean restricted deferred stock units held by Pledgor exchangeable for common stock of Pledgee vesting in part on May 15, 2003 and the remainder on February 26, 2004, and "Deferred Stock" shall mean deferred stock units exchangeable for common stock granted to Pledgor by Pledgee which are fully vested but are not exercisable without restrictions until March 31, 2003.

     2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, that Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

	3. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event (each, an "Event of Default"):

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

	    (b) Pledgor fails to perform any of the covenants contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an Event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Delaware Commercial Code.

     4. RELEASE OF COLLATERAL. There shall be released from this pledge promptly a portion of the amounts held by Pledgee hereunder upon payments of the principal of the Note to the extent that the fair market value of the pledged Collateral
(valued in accordance with the procedure set forth in paragraph
1) is in excess of 175% of the amount due under the Note, to include both principal and the then-accrued interest payable. Priority on release of the shares shall first be the Restricted Stock, then the Deferred Stock, and finally the Unencumbered
Stock.

	5. ENCUMBRANCE OF COLLATERAL. Pledgor represents and warrants that there are no pledges or other encumbrances on the Unencumbered Stock as of the date hereof. In addition, Pledgor shall not sell, withdraw, pledge, or otherwise encumber all or any part of the Collateral without the prior written consent of Pledgee. Notwithstanding the previous sentence, the encumbrances on the Restricted Stock and the Deferred Stock as of the date hereof are deemed acceptable to Pledgee.

	6. TERM. The within pledge shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged amounts shall be promptly delivered or released to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 4 above.

	7. INSOLVENCY. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

	8. INVALIDITY OF PARTICULAR PROVISIONS. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

	9. SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

	10. GOVERNING LAW. This Security Agreement shall be interpreted, governed by and construed under the laws of the State of Delaware.

	11. COUNTERPARTS. This Security Agreement may be executed in one or more counterparts or facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


"PLEDGOR"                          /s/ Keith Brackpool
                                   ---------------------------
                                   Keith Brackpool

"PLEDGEE"                          Cadiz Inc.,
                                   a Delaware corporation

                                   By: /s/ Murray H. Hutchison
                                   ------------------------------
                                   Name:  Murray H. Hutchison
                                   Title: Director and Chairman of the
                                          Compensation Committee

                                   By: /s/ Stanley E. Speer
                                          -----------------------
                                   Name:  Stanley E. Speer
                                   Title:    Chief Financial Officer


                            EXHIBIT A

                         PROMISSORY NOTE

                              NOTE

$1,000,000.00                            Santa Monica, California

                                              Date: July 5, 2002

     FOR VALUE RECEIVED, the undersigned promises to pay to Cadiz Inc., a Delaware corporation (the "Company"), or order, the principal sum of $1,000,000.00 (or such lesser amount as shall equal the aggregate unpaid principal amount of the loan), together with interest on the unpaid principal hereof from the date hereof at the rate of 6% per annum, compounded annually.

     Principal and outstanding interest shall be due and payable on the date one year from the date of this Note. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is secured by a pledge of collateral and is subject to the terms of the Security Agreement, dated as of the date hereof, by and between the Company and the undersigned (the
"Security Agreement").

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an officer, director, employee or consultant of the Company or any of its subsidiaries, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable. Notwithstanding the previous sentence, if the employment of the undersigned is terminated by the Company without cause, the Company shall not have the option to accelerate the Note earlier than 120 days from the date of termination without the written consent of the undersigned.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                /s/ Keith Brackpool
                                --------------------------
                                Name:  Keith Brackpool